                                                                   EXHIBIT 10.14

                        DURECT THERAPEUTICS CORPORATION

                             EMPLOYMENT AGREEMENT
                             --------------------

          This Employment Agreement (the "Agreement") is dated as of June 19,
                                          ---------
1998, by and between James E. Brown ("Employee") and Durect Therapeutics
                                      --------
Corporation, a Delaware corporation (the "Company").
                                          -------

          1.  Term of Agreement.  This Agreement shall commence on the date
              -----------------
hereof and shall have a term of three years (the "Original Term").  This
                                                  -------------
Agreement may be extended for an additional one year after the end of the Original Term if the parties mutually agree in writing to such extension.

          2.  Duties.
              ------

              (a)   Position. Employee shall be employed as Chief Executive
                    --------
Officer and President of the Company, and as such will have responsibility for establishing the Company's goals and objectives, setting the Company's strategic focus and plan, arranging funding for the Company, establishing corporate alliances and agreements, arranging the hiring of the Company's management team, and overseeing the management of the Company in a manner that is consistent with the achievement of the Company's goals and objectives, and such other duties that are consistent with the positions of Chief Executive Officer and President, as reasonably directed by the Board of Directors of the Company from time to time. Employee will report to the Board of Directors of the Company.

              (b)   Obligations to the Company. Employee agrees to the best of
                    --------------------------
his ability and experience that he will at all times loyally and conscientiously perform all of the duties and obligations required of and from Employee pursuant to the express and implicit terms hereof. During the term of Employee's employment relationship with the Company, and except as provided below, Employee further agrees that he will devote all his business time and attention to the business of the Company, the Company will be entitled to all of the benefits and profits arising from or incident to all such work services and advice, Employee will not render commercial or professional services of any nature to any person or organization, whether or not for compensation, provided, however, that the Company acknowledges that Employee expects to perform services for Alza Corporation ("Alza") during the term of this Agreement as an employee or consultant, such services to Alza to require no more than one-half of Employee's working time, with the amount of time to be determined jointly by the Company, Employee and Alza; Company agrees that Employee's performance of such services to Alza, even to the extent that the performance reduces the number of hours that Employee works for the Company, shall not be considered to be a violation of the terms of this Agreement. After the first twelve (12) months of the term of this Agreement, Employee will become a full-time employee of the Company, while potentially retaining a relationship with Alza. The Company agrees that Employee may, in Employee's discretion, serve on boards of directors of other companies, with or without compensation. Employee will comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during the term of Employee's employment, to the extent such policies, procedures and practices do not conflict with the terms of this Agreement.

          3.  At Will Employment.  The Company and Employee acknowledge that
              ------------------
Employee's employment is and shall continue to be at will, as defined under applicable law, and that Employee's employment with the Company may be terminated by Employee at any time for any or no reason and may be terminated by the Company in accordance with the provisions of Section 5(a)(i), 5(a)(iii) and 5(a)(iv) of this Agreement. If Employee's employment terminates for any reason, Employee shall not be entitled to any payments, benefits, damages, award or compensation other than as provided in this Agreement, and the Company shall have no right of repurchase with respect to Common Stock of the Company purchased by Employee pursuant to that certain Common Stock Purchase Agreement, dated April 2, 1998 by and between the Company and the Employee, except as provided in such Common Stock Purchase Agreement.

          4.  Compensation.  For the duties and services to be performed by
              ------------
Employee hereunder, the Company shall pay Employee, and Employee agrees to accept, the salary, stock options, bonuses and other benefits described below in this Section 4.

              (a)   Salary.  Employee shall receive a monthly salary of Eighteen
                    ------
Thousand Seven Hundred Fifty Dollars ($18,750), which is equivalent to Two Hundred Twenty-Five Thousand Dollars ($225,000) on an annualized basis, provided, however, that Employee's monthly salary shall be reduced while
-----------------
Employee is employed by Alza to reflect the fraction of Employee's time that is devoted to performing services for the Company. Employee's monthly salary will be payable pursuant to the Company's normal payroll practices. In the event this Agreement is extended beyond the Original Term, the base salary shall be reviewed at the time of such extension by the Board, and any increase will be effective as of the date determined appropriate by the Board or its Compensation Committee.

              (b)   Stock Options and Other Incentive Programs. Employee shall
                    ------------------------------------------
be eligible to participate in any stock option or other incentive programs available to officers or employees of the Company.

              (c)   Bonuses. Employee's entitlement to incentive bonuses from
                    -------
the Company is discretionary and shall be determined by the Board or its Compensation Committee in good faith based upon the extent to which Employee's individual performance objectives and the Company's profitability objectives and other financial and nonfinancial objectives are achieved during the applicable bonus period.

              (d)   Additional Benefits. Employee will be eligible to
                    -------------------
participate in the Company's employee benefit plans of general application, including without limitation, those plans covering medical, disability and life insurance in accordance with the rules established for individual participation in any such plan and under applicable law. Employee will be eligible for vacation and sick leave in accordance with the policies in effect during the term of this Agreement and will receive such other benefits as the Company generally provides to its other employees of comparable position and experience.

          (e)  Reimbursement of Expenses.  Employee shall be authorized to incur
               -------------------------
on behalf and for the benefit of, and shall be reimbursed by, the Company for reasonable expenses, provided that such expenses are substantiated in accordance with Company policies.

     5.   Termination of Employment and Severance Benefits.
          ------------------------------------------------

          (a)  Termination of Employment.  This Agreement may be terminated
               -------------------------
during its Original Term (or any extension thereof) only upon the occurrence of any of the following events:

               (i) This Agreement may be terminated by the Company following the Company's reasonable determination in good faith that it is terminating Employee for good cause related to Employee's performance;

               (ii) This Agreement may be terminated by Employee following a change in Employee's status such that a Constructive Termination has occurred. Constructive Termination shall be deemed to occur if (A)(1) there is a material adverse change in Employee's position causing such position to be of materially reduced stature or responsibility, or (2) Employee's refusal to relocate to a facility or location more than 50 miles from the Company's current location; and
(B) within the 30-day period immediately following such material change or reduction Employee elects to terminate employment;

               (iii) This Agreement may be terminated without cause by the Company following a reasonable determination by the Company's Board of Directors that such termination would be in the reasonable best interests of the Company ("Termination Without Cause"); or

               (iv)   Following Employee's death or Disability (as defined in
Section 7 below).

          (b)  Severance Benefits.  Employee shall be entitled to receive
               ------------------
severance benefits upon termination of employment only as set forth in this
Section 5(b):

               (i)    Involuntary Termination. If Employee's employment is
                      -----------------------
terminated under 5(a)(iii) above (such termination, an "Involuntary
                                                        -----------
Termination"), Employee will be entitled to receive payment of severance
-----------
benefits equal to Employee's regular monthly salary for the remainder of the Original Term (the "Severance Period") which payments shall not limit Employee's rights against Company for any breach of this Agreement. Such payments shall be made ratably over the Severance Period according to the Company's standard payroll schedule. Employee will also be entitled to receive payment on the date of termination of any bonus payable under Section 4(C). Health insurance benefits with the same coverage provided to Employee prior to the termination (e.g. medical, dental, optical, mental health) and in all other respects significantly comparable to those in place immediately prior to the termination will be provided at the Company's cost over the Severance Period.

               (ii)   Termination for Cause. If Employee's employment is
                      ---------------------
terminated for cause (as described in Section 5(a)(i)), then Employee shall not be entitled to receive payment of any severance benefits. Employee will receive payment(s) for all salary and unpaid vacation accrued as of the date of Employee's termination of employment and Employee's benefits will be continued under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of termination and in accordance with applicable law.

          (iii)  Termination by Reason of Death or Disability.  In the event
                 --------------------------------------------
that Employee's employment with the Company terminates as a result of Employee's death or Disability (as defined in Section 7 below), Employee or Employee's estate or representative will receive all salary and unpaid vacation accrued as of the date of Employee's death or Disability and any other benefits payable under the Company's then existing benefit plans and policies in accordance with such plans and policies in effect on the date of death or Disability and in accordance with applicable law.

          (iv)   Constructive Termination.  If the Employee terminates his
                 -------------------------
employment pursuant to this Agreement following a Constructive Termination, then the Company shall (A) within five (5) days after such termination, pay to Employee a lump sum equal to all salary payments that the Company would have paid to Employee during the twelve-month period following such termination and
(B) provide health insurance benefits with the same coverage provided to Employee prior to the termination for the twelve month period following such termination.

          (v)    Survival. The Company's obligations to Employee pursuant to
                 --------
this Section 5 of the Agreement shall survive any termination of this Agreement.

     6.   [Reserved.]
           --------

     7.   Definition of Disability.  For purposes of this Agreement,
          ------------------------
"Disability" shall mean that Employee has been unable to perform his duties hereunder as the result of his incapacity due to physical or mental illness, and such inability, which continues for at least 180 consecutive calendar days or 240 calendar days during any consecutive twelve-month period, if shorter, after its commencement, is determined to be total and permanent by a physician selected by the Company and its insurers and acceptable to Employee or to Employee's legal representative (with such agreement on acceptability not to be unreasonably withheld).

     8.   Confidentiality Agreement.  Employee shall sign, or has signed, a
          -------------------------
Confidential Information and Invention Assignment Agreement (the "Confidentiality Agreement") substantially in the form attached hereto as
--------------------------
Exhibit A, the terms of which Confidentiality Agreement must first be agreed to
---------
by Alza and the Company. Employee hereby represents and warrants to the Company that he has complied with all obligations under the Confidentiality Agreement and agrees to continue to abide by the terms of the Confidentiality Agreement and further agrees that the provisions of the Confidentiality Agreement shall survive any termination of this Agreement or of Employee's employment relationship with the Company.

     9.   Noncompetition Covenant.  Except in connection with his employment
          -----------------------
by Alza, as contemplated by Section 2(b) of this Agreement, Employee hereby agrees that he shall not, during the term of his employment pursuant to this Agreement, do any of the following without the prior written consent of the Company's Board of Directors:

          (a) Compete.  Carry on any business or activity (whether directly or
              -------
indirectly, as a partner, stockholder, principal, agent, director, affiliate, employee or consultant) which is competitive with the business conducted by the Company (as conducted now or during the term of Employee's employment), nor engage in any other activities that conflict with Employee's obligations to the Company.

          (b) Solicitation of Employees, Consultants and Other Parties.
              --------------------------------------------------------
Employee agrees that during the term of Employee's employment with the Company, and for a period of twenty-four (24) months immediately following the termination of Employee's employment with the Company for any reason, whether with or without cause, Employee shall not solicit any of the Company's employees or consultants to terminate their relationship with the Company, or attempt to solicit employees or consultants of the Company, either for Employee or for any other person or entity. Further, for a period of twenty-four (24) months following termination of Employee's employment with the Company for any reason, with or without cause, Employee shall not solicit any licensor to or customer of the Company or licensee of the Company's products, in each case, that are known to Employee, with respect to any business, products or services that are competitive to the products or services offered by the Company or under development as of the date of termination of Employee's employment with the Company.

     10.  Conflicts. The Company acknowledges that Employee may, pursuant to his
          ---------
employment agreement with Alza, as contemplated by Section 2(b) of this Agreement, be required to develop intellectual property for Alza during the term of this Agreement and to assign all rights to such intellectual property to Alza. The Company also acknowledges that Employee has developed intellectual property for Alza in the past and Employee may, in addition to his other obligations to Alza, be subject to certain confidentiality, non-disclosure and non-competition agreements with Alza. The Company has reviewed the terms and conditions of Employee's employment agreement with Alza and all other agreements between Employee and Alza, and the Company represents and warrants to Employee that the Company has made all appropriate arrangements with Alza so that Employee's obligations to the Company and Employee's performance of the terms and conditions of this Agreement do not conflict with any of Employee's obligations to Alza or the terms and conditions of Employee's employment agreement with Alza. Employee has not, and will not during the term of this Agreement, enter into any other oral or written agreement (other than those with Alza) in conflict with any of the provisions of this Agreement. Employee further represents that he is entering into or has entered into an employment relationship with the Company of his own free will and that he has not been solicited as an employee in any way by the Company.

     11.  Successors. Any successor to the Company (whether direct or indirect
          ----------
and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and/or assets shall assume the obligations under this Agreement and agrees expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. The terms of this Agreement and all of Employee's rights hereunder shall inure to the benefit of, and be enforceable by, Employee's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.

     12.  Miscellaneous Provisions.
          ------------------------

          (a) No Duty to Mitigate.  Employee shall not be required to mitigate
              -------------------
the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor, except as otherwise provided in this Agreement, shall any such payment be reduced by any earnings that Employee may receive from any other source.

          (b) Amendments and Waivers.  Any term of this Agreement may be amended
              ----------------------
or waived only with the written consent of the parties.

          (c) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient upon receipt, when delivered personally or by a nationally-recognized delivery service (such as Federal Express or UPS), or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

          (d) Choice of Law.  The validity, interpretation, construction and
              -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (e) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (f) Counterparts.  This Agreement may be executed in counterparts,
              ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

          (g) Arbitration.  Any dispute or claim arising out of or in connection
              -----------
with this Agreement will be finally settled by binding arbitration in San Jose, California in accordance with the rules of the American Arbitration Association by one arbitrator appointed in accordance with said rules. The arbitrator shall apply California law, without reference to rules of conflicts of law or rules of statutory arbitration, to the resolution of any dispute. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Notwithstanding the foregoing, the parties may apply to any court of competent jurisdiction for preliminary or interim equitable relief, or to compel arbitration in accordance with this paragraph, without breach of this arbitration provision. This Section 12(g) shall not apply to the Confidentiality Agreement.

          (h) Advice of Counsel.  EACH PARTY TO THIS AGREEMENT ACKNOWLEDGES
              -----------------
THAT, IN EXECUTING THIS AGREEMENT, SUCH PARTY HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL,

AND HAS READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

     The parties have executed this Agreement the date first written above.



                              DURECT THERAPEUTICS CORPORATION



                              By:    /s/ Thomas A. Schreck
                                     -------------------------------------
                              Title: President
                                     -------------------------------------

                              Address: ___________________________________

                                       ___________________________________

                                       ___________________________________



                              EMPLOYEE



                              Signature:  /s/ James E. Brown
                                          --------------------------------

                              Address: ___________________________________

                                       ___________________________________

                                       ___________________________________

                                   EXHIBIT A
                                   ---------

                         CONFIDENTIAL INFORMATION AND

                        INVENTION ASSIGNMENT AGREEMENT

                              DURECT CORPORATION

                         CONFIDENTIAL INFORMATION AND
                        INVENTION ASSIGNMENT AGREEMENT


     As a condition of my becoming employed (or my employment being continued) by or retained as a consultant (or my consulting relationship being continued) by Durect Corporation, a Delaware corporation or any of its current or future subsidiaries, affiliates, successors or assigns (collectively, the "Company"),
                                                                    -------
and in consideration of my employment or consulting relationship with the Company and my receipt of the compensation now and hereafter paid to me by the Company, I agree to the following:

     1.   Employment or Consulting Relationship.  I understand and acknowledge
          -------------------------------------
that this Agreement does not alter, amend or expand upon any rights I may have to continue in the employ of, or in a consulting relationship with, or the duration of my employment or consulting relationship with, the Company under any existing agreements between the Company and me or under applicable law. Any employment or consulting relationship between the Company and me, whether commenced prior to or upon the date of this Agreement, shall be referred to herein as the "Relationship."
               ------------

     2.   At-Will Employment.  I understand and acknowledge that my Relationship
          ------------------
with the Company is and shall continue to be at-will, as defined under applicable law, meaning that either I or the Company may terminate the Relationship at any time for any reason or no reason, without further obligation or liability.

     3.   Confidential Information.
          ------------------------

          (a) Company Information.  I agree at all times during the term of my
              -------------------
Relationship with the Company and thereafter, to hold in strictest confidence, and not to use, except for the benefit of the Company, or to disclose to any person, firm, corporation or other entity without written authorization of the Board of Directors of the Company, any Confidential Information of the Company which I obtain or create. I further agree not to make copies of such Confidential Information except as authorized by the Company. I understand that "Confidential Information" means any Company proprietary information, technical
 ------------------------
data, trade secrets or know-how, including, but not limited to, research, product plans, products, services, suppliers, customer lists and customers (including, but not limited to, customers of the Company on whom I called or with whom I became acquainted during the Relationship), prices and costs, markets, software, developments, inventions, laboratory notebooks, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, licenses, finances, budgets or other business information disclosed to me by the Company either directly or indirectly in writing, orally or by drawings or observation of parts or equipment or created by me during the period of the Relationship, whether or not during working hours. I understand that "Confidential Information" includes, but is not limited
                          ------------------------
to, information pertaining to any aspects of the Company's business which is either information not known by actual or potential competitors of the Company or is proprietary information of the Company or its customers or suppliers, whether of a technical nature or otherwise. I further understand that Confidential Information does not include any of the foregoing items which has become publicly and widely known and made generally available through no wrongful act of mine or of others who were under confidentiality obligations as to the item or items involved.

          (b) Former Employer Information.  I represent that my performance of
              ---------------------------
all terms of this Agreement as an employee or consultant of the Company have not breached and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or trust prior or subsequent to the commencement of my Relationship with the Company, and I will not disclose to the Company, or induce the Company to use, any inventions, confidential or proprietary information or material belonging to any previous employer or any other party.

          (c) Third Party Information.  I recognize that the Company has
              -----------------------
received and in the future will receive confidential or proprietary information from third parties subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. I agree to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in carrying out my work for the Company consistent with the Company's agreement with such third party.

     4.   Inventions.
          ----------

          (a) Inventions Retained and Licensed.  I have attached hereto, as
              --------------------------------
Exhibit A, a list describing with particularity all inventions, original works
---------
of authorship, developments, improvements, and trade secrets which were made by me prior to the commencement of the Relationship (collectively referred to as "Prior Inventions"), which belong solely to me or belong to me jointly with
-----------------
another, which relate in any way to any of the Company's proposed businesses, products or research and development, and which are not assigned to the Company hereunder; or, if no such list is attached, I represent that there are no such Prior Inventions. If, in the course of my Relationship with the Company, I incorporate into a Company product, process or machine a Prior Invention owned by me or in which I have an interest, the Company is hereby granted and shall have a non-exclusive, royalty-free, irrevocable, perpetual, worldwide license (with the right to sublicense) to make, have made, copy, modify, make derivative works of, use, sell and otherwise distribute such Prior Invention as part of or in connection with such product, process or machine.

          (b) Assignment of Inventions.  I agree that I will promptly make full
              ------------------------
written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assign to the Company, or its designee, all my right, title and interest throughout the world in and to any and all inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which I may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time in which I am employed by or a consultant of the Company (collectively referred to as "Inventions"), except as provided in
                                          ----------
Section 4(e) below. I further acknowledge that all inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets which are made by me (solely or jointly with others) within the scope of and during the period of my Relationship with the Company are "works made for hire"
                                                           -------------------
(to the greatest extent permitted by applicable law) and are compensated by my salary (if I am an employee) or by such amounts paid to me under any applicable consulting agreement or consulting arrangements (if I am a consultant), unless regulated otherwise by the mandatory law of the state of California.

          (c) Maintenance of Records.  I agree to keep and maintain adequate and
              ----------------------
current written records of all Inventions made by me (solely or jointly with others) during the term of my Relationship with the Company. The records may be in the form of notes, sketches, drawings, flow charts, electronic data or recordings, laboratory notebooks, and any other format. The records will be available to and remain the sole property of the Company at all times. I agree not to remove such records from the Company's place of business except as expressly permitted by Company policy which may, from time to time, be revised at the sole election of the Company for the purpose of furthering the Company's business.

          (d) Patent and Copyright Rights.  I agree to assist the Company, or
              ---------------------------
its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents, trademarks, mask work rights, moral rights, or other intellectual property rights relating thereto in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments, recordations, and all other instruments which the Company shall deem necessary in order to apply for, obtain, maintain and transfer such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. I further agree that my obligation to execute or cause to be executed, when it is in my power to do so, any such instrument or papers shall continue after the termination of this Agreement until the expiration of the last such intellectual property right to expire in any country of the world. If the Company is unable because of my mental or physical incapacity or unavailability or for any other reason to secure my signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, then I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agent and attorney in fact, to act for and in my behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent or copyright registrations thereon with the same legal force and effect as if originally executed by me. I hereby waive and irrevocably quitclaim to the Company any and all claims, of any nature whatsoever, which I now or hereafter have for infringement of any and all proprietary rights assigned to the Company.

          (e) Exception to Assignments.  I understand that the provisions of
              ------------------------
this Agreement requiring assignment of Inventions to the Company do not apply to any invention which qualifies fully under the provisions of California Labor Code Section 2870 (attached hereto as Exhibit B). I will advise the Company
                                      ---------
promptly in writing of any inventions that I believe meet such provisions and are not otherwise disclosed on Exhibit A.
                               ---------

     5.   Returning Company Documents.  I agree that, at the time of termination
          ---------------------------
of my Relationship with the Company, I will deliver to the Company (and will not keep in my possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, laboratory notebooks, materials, flow charts, equipment, other documents or property, or reproductions of any aforementioned items developed by me pursuant to the Relationship or otherwise belonging to the Company, its successors or assigns. I further agree that to any property situated on the Company's premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. In the event of the termination of the Relationship, I agree to sign and deliver the "Termination Certification" attached hereto as Exhibit C.
--------------------------                     ---------

     6.   Notification to Other Parties.
          -----------------------------

          (a) Employees.  In the event that I leave the employ of the Company, I
              ---------
hereby consent to notification by the Company to my new employer about my rights and obligations under this Agreement.
          (b) Consultants.  I hereby grant consent to notification by the
              -----------
Company to any other parties besides the Company with whom I maintain a consulting relationship, including parties with whom such relationship commences after the effective date of this Agreement, about my rights and obligations under this Agreement.

     7.   Solicitation of Employees, Consultants and Other Parties.  I agree
          --------------------------------------------------------
that during the term of my Relationship with the Company, and for a period of twenty-four (24) months immediately following the termination of my Relationship with the Company for any reason, whether with or without cause, I shall not either directly or indirectly solicit, induce, recruit or encourage any of the Company's employees or consultants to terminate their relationship with the Company, or take away such employees or consultants, or attempt to solicit, induce, recruit, encourage or take away employees or consultants of the Company, either for myself or for any other person or entity. Further, for a period of twenty-four (24) months following termination of my Relationship with the Company for any reason, with or without cause, I shall not solicit any licensor to or customer of the Company or licensee of the Company's products, in each case, that are known to me, with respect to any business, products or services that are competitive to the products or services offered by the Company or under development as of the date of termination of my Relationship with the Company.

     8.   Representations and Covenants.
          -----------------------------

          (a) Facilitation of Agreement.  I agree to execute promptly any proper
              -------------------------
oath or verify any proper document required to carry out the terms of this Agreement upon the Company's written request to do so.

          (b) Conflicts.  I represent that my performance of all the terms of
              ---------
this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to commencement of my Relationship with the Company. I have not entered into, and I agree I will not enter into, any oral or written agreement in conflict with any of the provisions of this Agreement.

          (c) Voluntary Execution.  I certify and acknowledge that I have
              -------------------
carefully read all of the provisions of this Agreement and that I understand and will fully and faithfully comply with such provisions.

     9.   General Provisions.
          ------------------

          (a) Governing Law.  The validity, interpretation, construction and
              -------------
performance of this Agreement shall be governed by the laws of the State of California, without giving effect to the principles of conflict of laws.

          (b) Entire Agreement.  This Agreement sets forth the entire agreement
              ----------------
and understanding between the Company and me relating to the subject matter herein and merges all prior discussions between us. No modification or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing signed by the party to be charged. Any subsequent change or changes in my duties, obligations, rights or compensation will not affect the validity or scope of this Agreement.

          (c) Severability.  If one or more of the provisions in this Agreement
              ------------
are deemed void by law, then the remaining provisions will continue in full force and effect.

          (d) Successors and Assigns.  This Agreement will be binding upon my
              ----------------------
heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns.

          (e) Survival.  The provisions of this Agreement shall survive the
              --------
termination of the Relationship and the assignment of this Agreement by the Company to any successor in interest or other assignee.

          (f) ADVICE OF COUNSEL.  I ACKNOWLEDGE THAT, IN EXECUTING THIS
              -----------------
AGREEMENT, I HAVE HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND I HAVE READ AND UNDERSTOOD ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

                           [Signature Page Follows]

     The parties have executed this Agreement on the respective dates set forth below:

COMPANY:                           EMPLOYEE:

DURECT                             JAMES E. BROWN, an Individual:
CORPORATION

/s/ Thomas A. Schreck              /s/ James E. Brown
-------------------------------    --------------------------------
Signature

By: ___________________________    ________________________________
                                   Printed Name
Title: ________________________

Date: _________________________    Date: __________________________

Address: ______________________    Address: _______________________

_______________________________             _______________________

                                   EXHIBIT A
                                   ---------

                           LIST OF PRIOR INVENTIONS
                        AND ORIGINAL WORKS OF AUTHORSHIP
                            EXCLUDED FROM SECTION 4


                                                             Identifying Number
        Title                         Date                  or Brief Description
-----------------------       ----------------------        --------------------